Asset Backed Securities Portfolio Analysis
Fieldstone Mortgage Company
Mortgage Portfolio 2004-5

Collateral Analysis

FICO Low	FICO High	LTV	Wtd Avg Current Balance	Percent of Current Balance	Wtd Avg GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% Single Family Attached	% Single Family Detached	% PUD	% Owner Occ
500	524	> 65%	$167,043.40	2.20%	7.936%	0.00%	514	41.62%	80.23%	81.66%	0.00%	15.47%	100.00%
525	549	> 65%	$166,945.57	5.12%	7.769%	0.00%	537	42.37%	81.73%	81.52%	0.23%	12.39%	99.06%
550	574	> 65%	$203,342.52	6.87%	7.399%	0.00%	562	41.81%	84.61%	78.73%	0.29%	16.82%	98.31%
575	599	> 70%	$183,118.91	6.40%	7.343%	0.00%	586	42.23%	85.00%	74.17%	1.27%	16.17%	96.82%
600	624	> 70%	$205,737.12	9.38%	6.872%	0.00%	613	41.45%	84.19%	70.80%	0.11%	22.20%	95.45%
625	649	> 70%	$220,638.02	15.34%	6.745%	0.00%	637	42.16%	83.83%	69.60%	0.72%	16.76%	93.84%
650	674	> 80%	$245,771.32	6.17%	6.834%	0.00%	661	44.61%	88.03%	69.08%	1.02%	20.75%	94.21%
675	699	> 80%	$274,118.20	4.03%	6.611%	0.00%	685	44.43%	87.06%	63.95%	0.38%	24.94%	95.97%
700	724	> 80%	$271,408.39	2.19%	6.600%	0.00%	710	43.73%	87.56%	68.29%	0.00%	22.21%	93.70%
725	749	> 85%	$268,194.26	0.44%	6.876%	0.00%	736	39.45%	89.56%	75.80%	0.00%	0.00%	74.59%
750	774	> 85%	$247,191.32	0.29%	6.597%	0.00%	758	43.05%	91.02%	64.26%	0.00%	6.91%	75.36%
775	799	> 85%	$254,494.44	0.27%	6.531%	0.00%	785	45.90%	90.37%	77.60%	0.00%	0.00%	69.08%
800	max	> 85%	$353,050.00	0.08%	6.237%	0.00%	801	54.57%	92.79%	55.83%	0.00%	0.00%	100.00%

% 12 Month Bank Statements	% 24 Month Bank Statements	% Full Documentation	% Limited Documentation	% Stated Income Self-Employed	% Stated Income Wage Earner	% Int Only
1.90%	7.79%	89.88%	0.00%	0.00%	0.43%	31.60%
4.65%	5.00%	78.70%	0.00%	5.67%	5.98%	46.82%
7.99%	3.29%	78.52%	0.17%	4.78%	5.24%	66.52%
8.54%	5.87%	75.58%	0.00%	5.33%	4.67%	53.59%
6.04%	3.73%	80.60%	0.64%	4.47%	4.52%	68.49%
9.17%	6.34%	60.60%	0.77%	10.72%	12.41%	78.52%
9.78%	5.51%	43.39%	0.00%	16.87%	24.45%	81.39%
1.86%	5.52%	44.75%	0.00%	15.09%	32.78%	83.20%
1.10%	3.52%	34.42%	0.00%	27.50%	33.46%	82.32%
24.22%	0.00%	25.84%	0.00%	7.08%	42.85%	77.36%
0.00%	0.00%	62.12%	0.00%	0.00%	37.88%	80.50%
0.00%	0.00%	100.00%	0.00%	0.00%	0.00%	97.37%
0.00%	0.00%	100.00%	0.00%	0.00%	0.00%	100.00%

LTV Low	LTV High	DTI	Wtd Avg Current Balance	Percent of Current Balance	Wtd Avg GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% Single Family Attached	% Single Family Detached	% PUD	% Owner Occ
<=	59%	> 50%	$195,750.45	0.39%	7.170%	0.00%	589	52.87%	51.50%	85.71%	0.00%	0.00%	90.98%
60%	64%	> 50%	$256,499.85	0.15%	6.545%	0.00%	586	53.76%	63.32%	100.00%	0.00%	0.00%	88.30%
65%	69%	> 50%	$203,215.58	0.26%	6.821%	0.00%	597	53.07%	68.01%	87.34%	0.00%	12.66%	89.13%
70%	74%	> 50%	$189,653.91	0.52%	7.452%	0.00%	576	52.91%	71.42%	80.28%	0.00%	17.38%	96.40%
75%	79%	> 50%	$224,051.18	0.69%	6.942%	0.00%	593	53.43%	77.51%	75.37%	8.28%	7.25%	87.47%
80%	84%	> 50%	$237,719.14	4.82%	6.482%	0.00%	647	53.45%	80.54%	59.55%	0.00%	25.29%	97.39%
85%	89%	> 50%	$226,948.14	2.85%	6.897%	0.00%	621	53.02%	85.65%	67.64%	0.58%	21.51%	93.66%
90%	94%	> 50%	$263,544.54	1.53%	6.550%	0.00%	675	52.82%	90.14%	66.24%	0.00%	16.80%	100.00%
95%	99%	> 50%	$241,075.44	0.26%	6.821%	0.00%	699	52.86%	95.00%	86.48%	0.00%	7.44%	100.00%
100	max

% 12 Month Bank Statements	% 24 Month Bank Statements	% Full Documentation	% Limited Documentation	% Stated Income Self-Employed	% Stated Income Wage Earner	% Int Only
0.00%	0.00%	100.00%	0.00%	0.00%	0.00%	81.20%
0.00%	0.00%	100.00%	0.00%	0.00%	0.00%	80.86%
4.60%	9.30%	86.09%	0.00%	0.00%	0.00%	84.17%
4.33%	0.00%	95.67%	0.00%	0.00%	0.00%	87.76%
0.00%	8.08%	91.92%	0.00%	0.00%	0.00%	84.91%
5.44%	0.37%	87.00%	0.00%	2.02%	5.18%	88.10%
4.69%	2.42%	90.32%	0.00%	0.00%	2.57%	89.77%
0.00%	2.72%	92.34%	0.00%	0.81%	4.13%	89.32%
0.00%	0.00%	100.00%	0.00%	0.00%	0.00%	92.56%
0.00%	0.00%	100.00%	0.00%	0.00%	0.00%	81.20%

DTI Low	DTI High	FICO	Wtd Avg Current Balance	Percent of Current Balance	Wtd Avg GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% Single Family Attached	% Single Family Detached	% PUD	% Owner Occ
20%	24%	< 525	77210.96	0.05%	8.651%	0	517	23.53%	83.88%	100.00%	0.00%	0.00%	100.00%
25%	29%	< 550	119770.09	0.48%	7.972%	0	528	27.88%	77.43%	94.92%	0.00%	5.08%	92.89%
30%	34%	< 575	153463.79	1.36%	7.720%	0	543	32.45%	79.19%	83.45%	0.86%	9.39%	98.26%
35%	39%	< 600	166035.56	3.28%	7.600%	0	558	37.73%	80.80%	81.21%	0.36%	14.41%	98.15%
40%	44%	< 625	201450.15	6.87%	7.289%	0	578	42.59%	81.05%	77.14%	0.20%	19.20%	99.20%
45%	49%	< 650	215869.64	16.80%	7.058%	0	600	47.92%	82.45%	74.66%	0.67%	14.58%	98.00%
50%	54%	< 675	222625.92	8.49%	6.884%	0	609	52.73%	80.71%	69.81%	0.20%	18.00%	94.70%
55%	max	< 700	255080.35	0.51%	6.395%	0	616	57.62%	80.33%	84.21%	11.13%	4.67%	100.00%

% 12 Month Bank Statements	% 24 Month Bank Statements	% Full Documentation	% Limited Documentation	% Stated Income Self-Employed	% Stated Income Wage Earner	% Int Only
0.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%
0.00%	3.93%	89.60%	0.00%	6.47%	0.00%	39.96%
6.84%	6.73%	81.42%	0.86%	1.74%	2.41%	48.81%
4.75%	6.11%	76.36%	0.00%	8.76%	4.02%	41.73%
3.06%	2.86%	75.67%	0.52%	7.68%	10.22%	58.13%
3.41%	4.71%	66.71%	0.54%	10.20%	14.43%	67.70%
5.06%	2.62%	89.50%	0.00%	0.48%	2.34%	87.15%
0.00%	0.00%	91.92%	0.00%	0.00%	8.08%	86.94%

LIMITED AND STATED DOC
FICO Low	FICO High	Wtd Avg Current Balance	Percent of Current Balance	Wtd Avg GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% Single Family Attached	% Single Family Detached	% PUD	% Owner Occ
500	524	$ 139,312.50	0.07%	8.655%	0	518	42.35%	63.83%	0.00%	41.43%	58.57%	100.00%
525	549	$ 209,648.94	0.75%	8.223%	0	535	42.77%	73.30%	0.00%	86.96%	8.71%	100.00%
550	574	$ 213,877.02	0.79%	7.954%	0	562	43.04%	73.05%	0.00%	84.98%	7.72%	89.30%
575	599	$ 222,516.85	1.19%	7.718%	0	587	41.61%	70.51%	0.00%	86.32%	10.85%	97.77%
600	624	$ 220,238.83	1.72%	7.329%	0	613	42.40%	72.94%	0.00%	84.19%	9.36%	97.23%
625	649	$ 247,611.28	4.17%	7.290%	0	638	43.61%	82.31%	0.00%	67.83%	16.53%	95.57%
650	674	$ 236,918.24	8.95%	6.842%	0	664	43.58%	81.12%	0.30%	70.51%	17.05%	94.98%
675	699	$ 234,012.75	10.40%	6.695%	0	686	43.95%	80.58%	0.53%	60.91%	21.38%	93.95%
700	724	$ 245,742.07	6.17%	6.565%	0	710	43.22%	80.70%	0.78%	69.55%	14.61%	93.51%
725	749	$ 239,340.18	3.66%	6.584%	0	736	43.68%	81.14%	0.00%	69.78%	10.11%	92.19%
750	774	$ 260,872.88	1.73%	6.643%	0	760	43.99%	81.35%	1.35%	65.60%	15.59%	89.13%
775	799	$ 255,844.95	0.39%	6.616%	0	785	45.42%	81.09%	2.12%	47.79%	16.90%	93.75%
800 max

% 12 Month Bank Statements	% 24 Month Bank Statements	% Full Documentation	% Limited Documentation	% Stated Income Self-Employed	% Stated Income Wage Earner	% Int Only	% CA	% NY	% FL
0.00%	0.00%	0.00%	0.00%	68.69%	31.31%	0.00%	0.00%	0.00%	10.12%
0.00%	0.00%	0.00%	0.00%	53.02%	46.98%	43.55%	63.25%	0.00%	5.36%
0.00%	0.00%	0.00%	1.49%	44.83%	53.68%	69.21%	55.21%	0.00%	9.05%
0.00%	0.00%	0.00%	0.00%	59.66%	40.34%	58.47%	45.80%	0.00%	5.63%
0.00%	0.00%	0.00%	3.47%	40.41%	56.12%	63.61%	46.53%	0.00%	7.77%
0.00%	0.00%	0.00%	2.83%	43.40%	53.77%	74.07%	52.34%	0.00%	4.58%
0.00%	0.00%	0.00%	0.00%	45.02%	54.98%	78.55%	57.80%	0.00%	3.00%
0.00%	0.00%	0.00%	0.15%	26.85%	73.00%	78.29%	57.42%	0.00%	3.73%
0.00%	0.00%	0.00%	0.00%	30.79%	69.21%	80.84%	64.91%	0.00%	1.60%
0.00%	0.00%	0.00%	0.00%	32.22%	67.78%	77.22%	63.19%	0.00%	1.88%
0.00%	0.00%	0.00%	0.00%	18.45%	81.55%	82.71%	58.10%	0.00%	3.28%
0.00%	0.00%	0.00%	0.00%	15.49%	84.51%	61.89%	49.06%	0.00%	0.00%

IO LOANS
FICO Low	FICO High	Wtd Avg Current Balance	Percent of Current Balance	Wtd Avg GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% Single Family Attached	% Single Family Detached	% PUD	% Owner Occ
500	524	$239,591.18	0.88%	7.88%	0.00%	513	43.96%	71.11%	0.00%	83.39%	16.61%	100.00%
525	549	$233,931.64	2.55%	7.52%	0.00%	537	45.18%	78.67%	0.00%	80.43%	11.90%	97.78%
550	574	$249,240.76	4.96%	7.21%	0.00%	562	43.00%	81.71%	0.00%	77.05%	18.07%	98.56%
575	599	$245,772.75	4.19%	7.15%	0.00%	586	42.57%	80.59%	1.36%	74.77%	15.97%	95.80%
600	624	$253,323.13	7.83%	6.70%	0.00%	612	42.02%	80.52%	0.13%	72.95%	19.96%	96.37%
625	649	$250,934.34	12.96%	6.63%	0.00%	637	42.86%	82.67%	0.80%	67.49%	18.80%	96.28%
650	674	$256,120.21	14.08%	6.60%	0.00%	662	44.53%	82.11%	0.00%	66.25%	20.25%	92.79%
675	699	$264,933.31	11.86%	6.50%	0.00%	686	44.11%	81.51%	0.34%	63.45%	18.16%	93.21%
700	724	$276,683.52	6.62%	6.43%	0.00%	710	44.18%	81.55%	0.00%	67.88%	17.38%	91.17%
725	749	$268,833.36	3.82%	6.46%	0.00%	736	43.75%	81.51%	0.00%	64.97%	16.14%	88.58%
750	774	$274,320.87	1.92%	6.51%	0.00%	760	44.26%	82.14%	1.22%	64.59%	13.74%	87.83%
775	799	$256,866.30	0.70%	6.52%	0.00%	787	46.50%	84.73%	0.00%	64.79%	10.15%	72.19%
800 max		$402,006.67	0.14%	6.97%	0.00%	802	46.90%	87.49%	0.00%	74.14%	0.00%	58.55%

% 12 Month Bank Statements	% 24 Month Bank Statements	% Full Documentation	% Limited Documentation	% Stated Income Self-Employed	% Stated Income Wage Earner	% Int Only	% CA	% NY	% FL
4.75%	0.00%	95.25%	0.00%	0.00%	0.00%	100.00%	64.56%	0.00%	8.90%
6.66%	3.27%	77.34%	0.00%	5.76%	6.96%	100.00%	63.95%	0.00%	1.35%
8.65%	3.97%	76.42%	0.24%	3.51%	7.21%	100.00%	50.56%	0.00%	4.57%
11.84%	3.57%	68.04%	0.00%	9.17%	7.37%	100.00%	54.13%	0.00%	4.51%
3.72%	3.54%	78.75%	0.76%	4.57%	8.65%	100.00%	51.68%	0.00%	4.86%
8.02%	5.25%	62.92%	0.51%	9.30%	13.99%	100.00%	55.43%	0.00%	3.37%
4.75%	4.53%	40.77%	0.00%	22.76%	27.20%	100.00%	58.57%	0.00%	3.07%
2.92%	2.85%	25.63%	0.00%	18.27%	50.34%	100.00%	65.59%	0.00%	2.31%
0.36%	1.77%	22.52%	0.00%	23.67%	51.68%	100.00%	72.21%	0.00%	0.99%
5.66%	0.00%	20.43%	0.00%	21.73%	52.17%	100.00%	68.94%	0.00%	1.71%
1.53%	0.00%	23.81%	0.00%	16.26%	58.40%	100.00%	62.63%	0.00%	1.41%
0.00%	0.00%	65.16%	0.00%	6.24%	28.60%	100.00%	54.84%	0.00%	0.00%
0.00%	0.00%	100.00%	0.00%	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%

Disclaimer:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessme nt of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.